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                                                                    EXHIBIT 23.8

                     [DeGOLYER AND MacNAUGHTON LETTERHEAD]

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

     We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and subsidiaries (the Company) for the year ended December 31, 1998, into the Company's registration statement on Form S-4, to which this consent is an exhibit. We further consent to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus included in the Registration Statement.


                                     DeGOLYER and MacNAUGHTON

Dallas, Texas
February 16, 1999